U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act File Number 811-23460

Accordant ODCE Index Fund

(Exact name of registrant as specified in charter)

6710 E. Camelback Rd.

Suite 100

Scottsdale, AZ 85251

(Address of Principal Executive Offices)

Greg Stark

Accordant Investments LLC

6710 E. Camelback Rd.

Suite 100

Scottsdale, AZ 85251

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (216) 622-0004

Date of fiscal year end: June 30

Date of reporting period: July 1, 2024 - June 30, 2025

Item 1.	Report to Shareholders

(a)

accordant

ODCE Index Fund

Annual Report

June 30, 2025

888.778.7781

www.accordantinvestments.com

Contents

Shareholder Letter	1
Company Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements	26
Additional Information	28
Service Providers	29
Privacy Notice	30

Accordant ODCE Index Fund	Shareholder Letter

June 30, 2025 (Unaudited)

Dear Shareholder,

We are pleased to present this annual report for the Accordant ODCE Index Fund (“Fund”) for the year ended June 30, 2025 (the “Reporting Period”). This report includes a discussion of the Fund’s investment strategy, macroeconomic perspective, real estate outlook, and return performance. Market data and performance continue to support our view at the beginning of the year that values have largely hit bottom, and indeed the Index has now experienced four quarters of positive returns.

Fund Strategy

The Fund continues to provide shareholders with a non-correlated allocation to core real estate through an indexed exposure to the NFI-ODCE Index – Open End Diversified Core Equity (“NFI-ODCE Index” or “Index”). This exposure offers access to an asset class that has historically delivered income, diversification, and attractive risk-adjusted returns.

The NFI-ODCE Index is widely recognized as the premier “core” institutional real estate index in the U.S. and is used by institutional investors as the benchmark for private real estate performance. The Index has a 48-year track record and follows tightly defined inclusion criteria, requiring managers to maintain strict reporting and transparency standards while adhering to conservative investment guidelines. This approach helps guard against high-risk investment tactics, such as excessive leverage or concentration risk. In line with these principles, the Fund seeks to have attributes comparable to the NFI-ODCE Index by exclusively investing in private real estate funds that are constituents of the Index.

Fund Performance

The Fund’s net return continues to closely track the NFI-ODCE Index performance. Over the previous 1-year period, the Fund’s Class I shares net return was 2.43% compared to the 2.67% return of the NFI-ODCE Index. The Fund continues to meet its investment objective of providing a low-cost private real estate indexing solution to investors as evidenced by its low tracking error relative to the performance of the NFI-ODCE Index. The following chart shows how the Fund has performed since inception compared to other primary asset classes:

Exhibit 1: Growth of $100,000 Investment

During the first half of 2025, the S&P 500 generated a total return of 6.20%; meanwhile, bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, produced a 4.02% total return over the same period.

Annual Report | June 30, 2025	1

Accordant ODCE Index Fund	Shareholder Letter

June 30, 2025 (Unaudited)

We believe, the U.S. stock market was strongly overvalued heading into 2025. The market’s average Price-to-Earnings (P/E) Ratio was significantly above historical averages. While 1Q 2025 saw a marginal drawdown from tariff news, the equity market roared back in 2Q 2025, further increasing the P/E Ratio and reminding everyone that it’s difficult to time markets successfully. In this environment, we remain confident that high quality real estate, especially core assets that have already repriced, is at an attractive basis compared to other asset classes today.

Exhibit 2: Total Return (Indexed to 100)

Sources: IDR, Stocks: S&P 500 Total Return, Bonds: Bloomberg, U.S. Aggregate Bond Index, REITS: NAREIT All Equity REIT

Macro-Economic Perspective

While the data did not yet justify calling a recession at the start of the year, there were signs of a slowing economic outlook as consumer balance sheets were beginning to show signs of increasing strain. Meanwhile, inflation had been slowing significantly from the highs of just a few years ago, but remained stubbornly elevated in recent quarters, hovering above the Federal Reserve’s 2% target and prompting the Fed to delay any further interest rate cuts. Given this backdrop, market commentators voiced increasing concern that the inflationary environment might persist and prompt the Federal Reserve to keep interest rates higher for longer.

Inflation tends to lead to higher replacement costs, largely due to increases in construction budgets. In fact, tariffs on steel and aluminum, which are primary components for real estate developments, recently rose by ~25%.1 If these tariff levels remain in place, they will almost certainly lead to higher project costs and potentially lower profit margins for developers. Thus, in the near term, many new development opportunities may no longer “pencil out” given the higher cost of construction materials. As a result, one would expect there to be less new real estate supply, which should ultimately benefit existing real estate portfolios because in an environment where there is limited new supply, real estate investors have historically been able to sustain healthy rental growth. It is not clear if this will be the case under whichever tariff regime ultimately prevails, but it certainly falls within the realm of potential outcomes.

Market Volatility Remains:

While the levels at which tariffs will finally stabilize remains to be seen, several shifts in trade policy have not only sparked widespread uncertainty and volatility, but they have also caused many market participants to pause some investment activity. The consensus generally remains that a “wait and see” approach is prudent until there is more clarity regarding the actual implementation and corresponding impact of tariffs.

2	www.accordantinvestments.com

Accordant ODCE Index Fund	Shareholder Letter

June 30, 2025 (Unaudited)

Exhibit 3: Real Estate Market Update

At the beginning of the year, private real estate markets were clearly in recovery mode. For starters, valuations had adjusted to reflect current interest rates, and at the time, we had written in our quarterly market commentary that we believed the NFI-ODCE index had bottomed out. We projected that the rolling one-year return would turn positive in 1Q 2025 for the first time in two years and continue that positive trend in 2Q 2025, which it has. We have clearly started to see the recovery take shape for core real estate as we enter a new cycle. As shown in the chart below, the last time the NFI-ODCE Index experienced an inflection in quarterly net total return, it led to multiple years of above average performance.

High quality private real estate plays a valuable role in portfolio strategy today. It has several attractive attributes, including its ability to offer a hedge against inflation while also providing portfolio diversification. It has historically exhibited a low correlation to traditional asset classes like public equities and fixed income. In short, when stocks and bonds zig, private real estate tends to zag, providing diversification benefits that reduce overall portfolio risk. Thus, maintaining their customary target asset allocation is crucial for many investors today because it serves as a safeguard during periods characterized by challenging economic conditions. However, we continue to believe that the private real estate recovery will be uneven, and not all sectors or assets will have the same outcome; therefore, it’s also important for investors to diversify the types of private real estate they own.

Exhibit 4: Real Estate with REAL Diversification

Private real estate’s diversification potential as an asset class is evident through its low correlation to stocks and bonds, which is why it can serve as an attractive option for investors seeking income and to reduce portfolio volatility.

Below is a summary of sector returns and observations across the various property types within the NFI-ODCE Index:

●	Industrial: The industrial sector posted its fifth consecutive positive total return of 0.9% after last quarter’s total return of 1.4%. Over the trailing year, industrial values have increased slightly by 0.8%, supported by strong NOI growth of 5.4% which has helped to offset adjustments in cap rates and discount rates. ODCE industrial occupancy is 96.6% and has been above 95% for over 10 consecutive years. New supply has outpaced demand in recent quarters, which could lead to softening rent growth in some markets, but overall, demand for high-quality Class A warehouses remains resilient.

Annual Report | June 30, 2025	3

Accordant ODCE Index Fund	Shareholder Letter

June 30, 2025 (Unaudited)

●	Residential: The residential sector appreciation was slightly positive at 0.4% in the quarter and 1.0% over the trailing year. Apartments (0.4%) appreciated, while Single Family Rental (0.0%) was flat in terms of appreciation. Same-store NOI growth for Apartments continued to decelerate from the peak in Q3 2022 but remained healthy at 3.3%. While financing remains abundant, the current cost of debt is often higher than the entry cap rate for most core assets. Still, market participants widely view the residential sector as a defensive holding in the current environment and will likely continue to be net buyers going forward given the undersupply of total housing in the U.S. However, some regions (such as the Southeast) continue to experience softening rent growth due to pockets of overbuilding.

●	Office: The beleaguered office sector depreciated (-0.9%) for the thirteenth consecutive quarter with the 1-year trailing capital return of -5.6% remaining well below other property sectors. Suburban (-1.1%) assets depreciated after a quarter of appreciation and underperformed CBD (-0.2%) in the most recent quarter. NOI growth for the sector continued its decline (-6.7%) on a year-over-year basis, and occupancy declined as well to 81.1%. Lenders remain cautious of the office sector, and elevated interest rates have caused concern over the ability to refinance highly leveraged assets across the broader office market. Newer amenity-rich office projects, stabilized life science properties, and medical office assets have fared much better than lower-quality and commodity office properties.

●	Retail: The retail sector’s appreciation of 0.8% during the quarter and positive appreciation of 2.6% over the trailing year was again among the best of the major property types. Occupancy increased slightly to 92.4% while NOI growth decreased slightly to 3.4% year-over-year. Given the multi-year revaluation of retail that began before the post-COVID cycle, the sector has been better positioned to outperform in recent years. However, economic headwinds remain a concern for this sector, as much will depend on the strength of the U.S. consumer in an environment where the economy appears to be softening. Still, market participants – many of whom were once net sellers of retail for several years – have increasingly shown interest in grocery-anchored community/neighborhood centers.

●	Self Storage: The sector posted a 1.7% total return during the quarter and a strong total return of 6.9% over the trailing year. Self-Storage represents a large percentage of the ‘alternative’ sectors within the Index at 4% of total exposure. Many real estate investors continue to show interest in the sector as a complement to the four main property types that have historically commanded the largest share of Index exposure.

●	Other: The recently redefined sector posted appreciation of 4.2% during the quarter and a much stronger appreciation return than the overall index at 8.9% over the trailing year. Data centers, which represent a large percentage of the sector, posted significant appreciation of 20.4% over the trailing year. As traditional sectors like office continue to face valuation pressure, many investors will likely continue to pursue specialty sectors whose characteristics match the modern economy.

Conclusion

Looking ahead, there are always risks that investors must navigate as the world around them changes. At Accordant, you will continue to hear the same key themes that drive our focus over the long term.

Private real estate remains one of the most stable sectors during turbulent times. While the public equity markets will always be more prone to volatility, private real estate offers a much-needed diversification tool for investors who recognize the value in tangible, income-generating assets that provide true non-correlated returns to stocks and bonds.

For those who are fully allocated to private real estate, we believe you should feel confident in the sector’s resilience and growth potential. And for those who have not yet optimized their allocations, this may be the moment to reconsider your position. Whether focusing on high quality, core assets, or jumping into newly emerging opportunities that capitalize on investing in assets below replacement cost or the demand for tech-related real estate, we believe there are compelling reasons to act now.

On behalf of our team at Accordant, we want to thank you for your continued trust in these challenging yet promising times. We remain committed to building transparent, high-quality solutions that align with your investment goals.

Garrett Zdolshek

Chief Investment Officer

4	www.accordantinvestments.com

Accordant ODCE Index Fund	Shareholder Letter

June 30, 2025 (Unaudited)

Sources

Exhibit 1 & 2: ODCE net total return indexed to 100 (4Q 2019 = 100) as of 2Q 2025. Gross total return indexed to 100 (4Q 2019 = 100) for REITS, S&P 500 & Bonds as of 2Q 2025. Source: IDR, NFI-ODCE Index, S&P 500 Index, NAREIT All Equity REIT Index and Bloomberg Barclays U.S. Aggregate Bond Index.

Exhibit 3: 1-Yr & 5-Yr preliminary trailing net total return data as of 2Q 2025. Long-term average based on the 5-Yr trailing net total return. Performance Inflection Points refer to periods where quarterly net total returns of the NFI-ODCE Index shifted from negative to positive. Source: IDR, Component Funds, NFI-ODCE Index (“ODCE”).

Exhibit 4: Fifteen-year correlation of total gross returns for all asset classes as of 2Q 2025. Past performance is not indicative of future results. All indices are unmanaged and not directly investable. Source: NFI-ODCE Index (“Private Real Estate”), FTSE Nareit Equity (“REITs”), S&P 500 (“U.S. Stocks”), Bloomberg Barclays U.S. Aggregate Bond Index (“Bonds”).

[1]	What happened the last time Trump imposed tariffs on steel and aluminum.

Important Disclosures

Accordant Investments LLC (“Accordant”) is an SEC registered investment adviser. For more information about our services and disclosures, please visit our website at www.accordantinvestments.com. This content does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other product or service managed by Accordant.

NCREIF Fund Index – Open End Diversified Core Equity (the “NFI-ODCE Index”). Indexes are unmanaged, do not incur management fees, costs, and expenses, and cannot be invested in directly. Diversification strategies do not ensure a profit and do not protect against losses in declining markets. The selected examples of specific types of investments were selected for illustrative purposes only and are not necessarily representative of all transactions of a given type with regard to performance and/or operating metrics.

Past performance is no guarantee of future results. Therefore, you should not assume that the future performance of any specific investment or investment strategy will be profitable or equal to corresponding past performance levels. Inherent in any investment is the potential for loss. It should not be assumed that any investments in securities, companies, sectors, or markets identified and described in this were or will be profitable.

This content is provided for informational purposes only, and should not be relied upon as legal, business, investment, or tax advice. Furthermore, this content is not directed at nor intended for use by any investors or prospective investors and may not under any circumstances be relied upon when making a decision to invest in any strategy managed by Accordant.

This market update contains forward-looking statements which include statements, express or implied, regarding current expectations, estimates, projections, opinions, and beliefs of Accordant. Such statements are forward-looking in nature and involve a number of known and unknown risks, uncertainties and other factors. Accordant’s opinions may change, and actual results may differ materially from the forward-looking statements.

Certain information contained in here has been obtained from third-party sources. While taken from sources believed to be reliable, Accordant has not independently verified such information and makes no representations about the accuracy of the information or its appropriateness for a given situation. In addition, this content may include third-party advertisements; Accordant has not reviewed such advertisements and does not endorse any advertising content contained therein. Charts and graphs provided within are for informational purposes solely and should not be relied upon when making any investment decision.

No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Accordant’s prior written consent.

Annual Report | June 30, 2025	5

Accordant ODCE Index Fund	Company Performance

June 30, 2025 (Unaudited)

Net Total Returns (as of June 30, 2025)*

	6 Month	1 Year	3 Year	Average Annual Since Inception	Inception Date
Accordant ODCE Index Fund - A - NAV	1.15%	2.21%	-6.47%	1.98%	November 1, 2023
Accordant ODCE Index Fund - A – LOAD**	-4.67%	-3.67%	-8.30%	0.57%	November 1, 2023
Accordant ODCE Index Fund - I - NAV	1.26%	2.43%	-6.36%	2.07%	September 11, 2023
Accordant ODCE Index Fund - Y - NAV	1.26%	2.43%	-6.37%	2.06%	November 1, 2023
NFI-ODCE Net Total Return Index(a)	1.67%	2.67%	-6.21%	2.21%	December 31, 1977

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 888.778.7781 or by visiting www.accordantinvestments.com.

*	The Accordant ODCE Index Fund (the “Fund”) was previously registered as the IDR Core Property Index Fund, Ltd. (the “Predecessor Fund”). The Predecessor Fund previously charged a management fee of 40 bps while the Fund now charges 60 bps. Fund returns shown in this report are net of fees and for prior to September 11, 2023, reflects a 40 bps management fee and for performance on and after September 11, 2023, reflects a 60 bps management fee. The performance shown reflects a continuation of performance from the Predecessor Fund to the Fund. While the Fund has a different investment advisor than the Predecessor Fund, the Fund’s portfolio management is substantially similar to the Predecessor Fund. Inception date of the Class I shares is September 11, 2023. Class A shares and Class Y shares are available as of November 1, 2023.
**	Adjusted for maximum sales charge of 5.75%.

(a)	The NFI-ODCE is a capitalization-weighted, gross and net of fee, time-weighted return index with an inception date of December 31, 1977.

Performance of $10,000 Initial Investment (as of June 30, 2025)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	www.accordantinvestments.com

Accordant ODCE Index Fund	Company Performance

June 30, 2025 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*
Prime Property Fund, LLC	16.49%
PRISA LP	8.39%
SPF FIV 2 (US) LP	6.14%
CBRE U.S. Core Partners, LP	4.92%
Principal U.S. Property Fund, L.P.	4.57%
RREEF America II, LP	4.35%
Heitman American Real Estate Trust, LP	4.22%
Clarion Lion Properties Fund, LP	4.08%
ASB Allegiance Real Estate Fund, LP	3.91%
Invesco Core Real Estate - U.S.A., L.P.	3.49%
Top Ten Holdings	60.56%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Asset Allocation (as a % of Net Assets)*

Annual Report | June 30, 2025	7

Accordant ODCE Index Fund	Schedule of Investments

June 30, 2025

	Original Acquisition Date	Shares/ Units	Percent of Net Assets	Cost	Fair Value
PRIVATE REAL ESTATE INVESTMENT FUNDS (77.50%)
United States (77.50%)(a)(b)
AEW Core Property (US), L.P.	4/11/2025	973	2.15%	$1,000,000	$996,713
ARA Core Property Fund, LP	10/3/2022	6	1.60%	1,000,000	742,953
ASB Allegiance Real Estate Fund, LP (c)	12/31/2021	673	3.91%	2,135,299	1,813,481
BGO Diversified US Property Fund LP	10/1/2021	513	2.67%	1,318,491	1,237,548
BlackRock US Core Property Fund, L.P.	1/1/2022	N/A	2.01%	1,208,586	929,160
CBRE U.S. Core Partners, LP	12/31/2021	1,489,378	4.89%	2,831,197	2,263,910
Clarion Lion Properties Fund, LP(d)	4/1/2021	1,265	4.08%	1,874,663	1,888,106
Heitman American Real Estate Trust, LP	12/3/2024	1,572	4.22%	1,670,935	1,953,794
Invesco Core Real Estate - U.S.A., L.P.	4/1/2021	9	3.49%	1,707,727	1,619,072
MetLife Core Property Fund, L.P.	4/2/2025	705	2.15%	1,000,000	995,182
Prime Property Fund, LLC	6/30/2021	398	16.49%	7,798,771	7,639,350
Principal U.S. Property Fund, L.P.	11/21/2024	286,170	4.57%	2,122,170	2,119,184
PRISA LP	4/1/2021	1,877	8.39%	3,691,473	3,887,327
RREEF America II, LP	1/1/2022	16,108	4.35%	2,397,075	2,016,329
Smart Markets Fund, L.P.	9/1/2021	166	0.61%	264,856	282,962
SPF FIV 2 (US) LP(d)	10/1/2021	252,459	6.14%	3,188,341	2,844,153
TA Realty Core Property Fund, LP	10/1/2024	812	2.24%	1,031,224	1,039,303
Trumbull Property Fund LP	10/28/2024	61	1.16%	529,640	535,657
U.S. Real Estate Investment Fund, LLC	7/1/2022	946	2.38%	1,495,959	1,102,207
TOTAL United States				$38,266,407	$35,906,391

TOTAL Private Real Estate Investment Funds				$38,266,407	$35,906,391

	Yield		Shares	Percent of Net Assets	Cost	Fair Value
Short Term Security (23.78%)
MONEY MARKET FUND (23.78%)
Fidelity Investments Money Market Government Portfolio Class I	4.190	%(f)	11,017,236	23.78%	$11,017,236	$11,017,236

TOTAL Short Term Security					$11,017,236	$11,017,236

TOTAL INVESTMENTS (101.28%)					$49,283,643	$46,923,627

Liabilities In Excess Of Other Assets (-1.28%)						(595,303)

NET ASSETS (100.00%)						$46,328,324

(a)	In accordance with ASC 820-10, Private Real Estate Investment Funds are valued using the practical expedient methodology.
(b)	Restricted security. The total cost and fair value of these restricted investments as of June 30, 2025 was $38,266,407 and $35,906,391, respectively, which represents 77.50% of total net assets of the Fund.
(c)	Non-income producing security.
(d)	The investment has an unfunded capital commitment if $2 million as of June 30, 2025.
(e)	Redemptions permitted quarterly and redemption notices for the private real estate investment funds is 90 days or less.
(f)	The rate show is the 7-day effective yield as of June 30, 2025.

See Notes to Financial Statements.

8	www.accordantinvestments.com

Accordant ODCE Index Fund	Statement of Assets and Liabilities

June 30, 2025

ASSETS
Investments, at value (Cost 49,283,643)	$46,923,627
Distributions from investments and interest receivable	220,841
Receivable due from Adviser	606,357
Prepaid expenses and other assets	3,311
Total assets	47,754,136

LIABILITIES
Payable for investments purchased	945,725
Payable for administration fees	144,362
Payable for transfer agency fees	131,727
Payable to Chief Compliance Officer	10,587
Accrued expenses and other liabilities	193,411
Total liabilities	1,425,812
NET ASSETS	$46,328,324

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$47,965,083
Accumulated Deficit	(1,636,759)
NET ASSETS	$46,328,324

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$9.18
Net Assets	$9,391
Shares of beneficial interest outstanding	1,023
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$9.74
Class I:
Net Asset Value, offering and redemption price per share	$9.21
Net Assets	$46,043,963
Shares of beneficial interest outstanding	4,996,987
Class Y:
Net Asset Value, offering and redemption price per share	$9.21
Net Assets	$274,970
Shares of beneficial interest outstanding	29,845

See Notes to Financial Statements.

Annual Report | June 30, 2025	9

Accordant ODCE Index Fund	Statement of Operations

For the Year Ended June 30, 2025

INVESTMENT INCOME
Distributions from investments	$287,552
Interest	331,240
Total investment income	618,792

EXPENSES
Investment advisory fees (Note 3)	213,171
Administrative fees	286,588
Transfer agency fees	692,570
Professional fees	160,931
Legal expense	63,808
Custodian fees	35,127
Trustees’ fees and expenses	225,001
Interest expense	5,069
Other	113,262
Total expenses before waiver	1,795,527
Less fees waived/reimbursed by Adviser	(1,400,636)
Total expenses	394,891
NET INVESTMENT INCOME	223,901

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized loss on investments	(34,776)
Net change in unrealized appreciation on investments	651,911
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	617,135
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$841,036

See Notes to Financial Statements.

10	www.accordantinvestments.com

Accordant ODCE Index Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024
OPERATIONS
Net investment income	$223,901	$171,266
Net realized gain/(loss)	(34,776)	270,253
Net change in unrealized appreciation/(depreciation)	651,911	(3,515,335)
Net increase/(decrease) in net assets resulting from operations	841,036	(3,073,816)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(70)	(30)
Class I	(460,641)	(163,235)
Class Y	(2,366)	(509)
Return of capital:
Class A	(302)	(251)
Class I	(1,010,617)	(1,355,573)
Class Y	(5,590)	(4,225)
Net decrease in net assets from distributions	(1,479,586)	(1,523,823)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares
Class A	–	9,861
Class I	21,414,190	8,155,110
Class Y	100,000	181,279
Issued to shareholders in reinvestment of distributions
Class A	373	281
Class I	315,171	339,390
Class Y	6,953	4,734
Cost of shares redeemed
Class I	(6,559,040)	(3,036,128)
Net increase in net assets from capital share transactions	15,277,647	5,654,527

Net increase in net assets	14,639,097	1,056,888

NET ASSETS
Beginning of year	31,689,227	30,632,339
End of year	$46,328,324	$31,689,227

Capital Share Transactions:
Shares Sold:
Class A	–	954
Class I	2,301,013	842,247
Class Y	10,776	17,825
Shares reinvested:
Class A	40	29
Class I	34,029	34,458
Class Y	751	494
Shares repurchased:
Class I	(703,162)	(313,967)
Net increase in capital share transactions	1,643,447	582,040

See Notes to Financial Statements.

Annual Report | June 30, 2025	11

Accordant ODCE Index Fund	Statement of Cash Flows

For the Year Ended June 30, 2025

For the Year Ended
June 30, 2025
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$841,036
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(12,799,119)
Proceeds from disposition of investment securities	2,804,328
Net purchases of short-term investment securities	(4,124,865)
Net realized loss on investments	34,776
Net change in unrealized (appreciation)/depreciation on investments	(651,911)
(Increase)/Decrease in Assets:
Distributions from investments and interest receivable	(103,991)
Prepaid expenses and other assets	3,930
Receivable due from Adviser	184,807
Increase/(Decrease) in Liabilities:
Payable for investments purchased	945,725
Payable for administration fees	(5,469)
Payable for transfer agency fees	(243,302)
Payable to Chief Compliance Officer	(11,817)
Payable to trustees	(150,815)
Accrued expenses and other liabilities	(20,716)
Net Cash Used by Operating Activities	(13,297,403)

Cash Flows from Financing Activities:
Proceeds from shares sold, net of change in proceeds from sale of shares received in advance	20,984,550
Payments for shares repurchased, net of change in capital withdrawals payable	(6,559,040)
Distributions paid to shareholders, net of reinvestments and change in distributions payable	(1,157,089)
Net Cash Provided by Financing Activities	13,268,421

Net Change in Cash	(28,982)

Cash Beginning of Year	$28,982
Cash End of Year	$–

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$322,497
Cash paid for interest on lines of credit during the year was:	$5,069
In-kind purchase:	$529,640

See Notes to Financial Statements.

12	www.accordantinvestments.com

Accordant ODCE Index Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended June 30, 2025		For the period November 1, 2023 to June 30, 2024(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.35		$10.48

INCOME FROM OPERATIONS
Net investment income/(loss)(b)	0.04		(0.03)
Net realized and unrealized loss on investments	0.16		(0.81)
Total from investment operations	0.20		(0.84)

DISTRIBUTIONS
From net investment income	(0.07)		(0.03)
From Return of Capital	(0.30)		(0.26)
Total distributions	(0.37)		(0.29)

DECREASE IN NET ASSET VALUE	(0.17)		(1.13)
NET ASSET VALUE, END OF PERIOD	$9.18		$9.35

TOTAL RETURN	2.21	%(c)	(8.05	%)(c)(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$9		$9

RATIOS TO AVERAGE NET ASSETS(e)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.37%		1.38	%(f)
Ratio of expenses to average net assets without fee waivers/reimbursements	5.32%		8.86	%(f)

Net investment income/(loss)	0.38%		(0.52	%)(f)

PORTFOLIO TURNOVER RATE	10%		3	%(d)

(a)	Class A commenced operations on November 1, 2023
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total return would have been lower had management not waived fees.
(d)	Not annualized.
(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.
(f)	Annualized.

See Notes to Financial Statements.

Annual Report | June 30, 2025	13

Accordant ODCE Index Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Period April 1, 2021 through June 30, 2021(a)
NET ASSET VALUE, BEGINNING OF YEAR/PERIOD	$9.36	$10.93	$12.79	$10.28	$10.00

INCOME FROM OPERATIONS
Net investment income (loss)(b)	0.06	0.06	0.12	0.24	(0.01)
Net realized and unrealized gain (loss) on investments	0.16	(1.12)	(1.48)	2.60	0.39
Total from investment operations	0.22	(1.06)	(1.36)	2.84	0.38

DISTRIBUTIONS
From net investment income (loss)	(0.07)	(0.05)	(0.15)	(0.13)	-
From Return of Capital	(0.30)	(0.46)	(0.35)	(0.20)	(0.10)
Total distributions	(0.37)	(0.51)	(0.50)	(0.33)	(0.10)

INCREASE/DECREASE IN NET ASSET VALUE	(0.15)	(1.57)	(1.86)	2.51	0.28
NET ASSET VALUE, END OF YEAR/PERIOD	$9.21	$9.36	$10.93	$12.79	$10.28

TOTAL RETURN(c)	2.43%	(9.73%)	(11.03%)	27.96%	3.79	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year/period (000’s)	$46,044	$31,509	$30,632	$28,203	$6,000

RATIOS TO AVERAGE NET ASSETS(f)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.11%	0.92%	1.36%	0.14%	2.74	%(e)
Ratio of expenses to average net assets without fee waivers/reimbursements	5.07%	7.49%	3.55%	6.66%	45.52	%(e)

Net investment income (loss)	0.63%	0.58%	0.93%	2.05%	(0.58	%)(e)

PORTFOLIO TURNOVER RATE	10%	3%	3%	0%	0	%(d)

(a)	Class I commenced operations on April 1, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total return would have been lower had management not waived fees.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.

See Notes to Financial Statements.

14	www.accordantinvestments.com

Accordant ODCE Index Fund – Class Y	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended June 30, 2025		For the period November 1, 2023 to June 30, 2024(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.36		$10.48

INCOME FROM OPERATIONS
Net investment income/(loss)(b)	0.06		(0.01)
Net realized and unrealized loss on investments	0.16		(0.82)
Total from investment operations	0.22		(0.83)

DISTRIBUTIONS
From net investment income	(0.07)		(0.03)
From Return of Capital	(0.30)		(0.26)
Total distributions	(0.37)		(0.29)

DECREASE IN NET ASSET VALUE	(0.15)		(1.12)
NET ASSET VALUE, END OF PERIOD	$9.21		$9.36

TOTAL RETURN	2.43	%(c)	(7.95	%)(c)(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$275		$172

RATIOS TO AVERAGE NET ASSETS(e)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.11%		1.12	%(f)
Ratio of expenses to average net assets without fee waivers/reimbursements	5.07%		8.47	%(f)

Net investment income/(loss)	0.63%		(0.23	%)(f)

PORTFOLIO TURNOVER RATE	10%		3	%(d)

(a)	Class Y commenced operations on November 1, 2023
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total return would have been lower had management not waived fees.
(d)	Not annualized.
(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.
(f)	Annualized.

See Notes to Financial Statements.

Annual Report | June 30, 2025	15

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2025

1. ORGANIZATION

Accordant ODCE Index Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund.” The Fund was formed as a Maryland corporation on April 11, 2019 and converted to a Delaware statutory trust during 2023.

The Fund’s investment objective is to employ an indexing investment approach that seeks to track the NCREIF Fund Index – Open End Diversified Core Equity (the “NFI-ODCE Index”) on a net-of-fee basis while minimizing tracking error. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate investment vehicles that comprise the NFI-ODCE Index (the “Eligible Component Funds”). The NFI-ODCE Index performance is reported on a capitalization-weighted and equal-weighted basis and returns are reported gross and net of fees. Performance measurement and reporting is time-weighted. The National Council of Real Estate Investment Fiduciaries has established inclusion criteria guidelines for the NFI-ODCE Index, which similarly apply to each of the Eligible Component Funds in which the Fund invests. The NFI-ODCE Index is currently comprised of 25 Eligible Component Funds and the number of Eligible Component Funds the Fund expects to invest in may range from 18 to 25 under normal circumstances. Accordant Investments LLC (the “Adviser”) serves as the investment adviser to the Fund, and IDR Investment Management LLC (“IDR” or “Sub-Adviser”) (together with the Adviser, the “Advisers”) serves as the sub-adviser to the Fund. The Sub-Adviser of the Fund previously served as the adviser to the Fund prior to its conversion in September 2023. The Fund has been structured with the intent of providing exposure and streamlining investor access to real estate investment vehicles (the “Index Component Funds”), which includes the Eligible Component Funds. These Index Component Funds are those that invest in interests in real estate equity and debt, including mortgages and other interests therein, commonly through entities qualifying as real estate investment trusts (“REITs”). The Index Component Funds’ investments may be targeted in any one or more of the many sectors of the real estate market, including, but not limited to, the retail, office, multifamily, hospitality, industrial, residential, medical and self-storage sectors. The Fund is a Delaware statutory trust and intends to continue to qualify as a “real estate investment trust” (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers three classes of shares: Class A shares (“Class A Shares”), Class I shares (“Class I Shares”), and Class Y shares (“Class Y Shares” and together with the Class A and Class I Shares, the “Shares”). The Fund currently relies on exemptive relief granted by the SEC on October 24, 2023, permitting the Fund to issue multiple classes of shares with varying sales loads and asset based service and/or distribution fees. Class A Shares, Class I Shares and Class Y Shares will be continuously offered at the Fund’s net asset value (“NAV”) per share, plus, in the case of Class A Shares, a maximum sales load of up to 5.75%, from which a dealer-manager fee of up to 0.75% of offering proceeds may also be paid. Holders of Class A Shares, Class I Shares, and Class Y Shares have equal rights and privileges with each other, except that Class I Shares and Class Y Shares do not pay a sales load or dealer manager fees. Class I Shares and Class Y Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I or Class Y Shares to their selling agents. Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board of Trustees (the “Board”). All shares have equal rights to the payment of dividends and the distribution of assets upon liquidation.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation and Use of Estimates – The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The Fund financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Determination of the Fund’s Net Asset Value – The Fund determines the NAV of its shares daily, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). The calculation of NAV is made by the Fund’s sub-administrator, subject to the oversight of the Advisers and the administrator, based on valuation information provided by the Advisers. The NAV per share of the Fund’s shares is determined by dividing the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received) less the value of any liabilities (including accrued expenses or distributions), by the total number of shares outstanding.

Valuation of the Fund’s Portfolio – The Board has designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. The Board has adopted policies and procedures for determining the fair value of the Fund’s assets, and has delegated responsibility for applying the valuation policies to the Adviser. The Adviser, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s valuation policies, overseeing the calculation of the NAV per share for each class of shares and reporting to the Board. A large percentage of the assets in which the Index Component Funds invest will not have a readily ascertainable market price and will be fair-valued by the underlying fund. The Adviser provides the Board with periodic reports on a quarterly basis, or more frequently if necessary, describing the valuation process applicable to that period.

16	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2025

Valuation of Private Investment Funds – The Fund’s investments generally include open-end and closed-end private investment companies. The sponsors or managers of these investment companies measure their investment assets at fair value and report a NAV per share or NAV equivalent at least quarterly (the “Investment NAV”). These funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. GAAP fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms. In accordance with ASC 820, Fair Value Measurements (“ASC 820”), the Fund has elected to apply the practical expedient, and to value its investments at their respective NAVs or NAV equivalents at each quarter.

Underlying Funds – The valuation of the Fund’s investments in the Index Component Funds is based upon valuations provided by the underlying fund managers on a daily or quarterly basis. Such Investment NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the fund manager, if necessary. To the extent that the Fund does not receive timely information from the underlying funds regarding their valuations, and the NAV of the Fund’s own investment in such underlying fund, the Adviser, who has been named as the valuation designee by the Board, shall inform the Valuation Committee and a meeting may be called to determine fair value, and the Fund’s ability to accurately calculate the Fund’s NAV may be impaired.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Investment Transactions, Interest and Dividends – Investment transactions are recorded on trade date. Realized gains and losses on investment transactions are determined on a specific identification. Interest income and expense is recognized under the accrual basis. Dividend income is recognized on the ex-dividend date.

Income from Investment Companies – Distributions received or receivable from investments in investment companies are evaluated to determine if the distribution is income, capital gains or a return of capital. Generally, income is not recorded unless the manager of the investment Fund has declared the distribution, there is cash available to make the distribution and there are accumulated earnings in excess of the amount recorded as income. Distributions classified as a return of capital are a reduction in the cost basis of the investment. Realized gains and losses are recognized upon final disposal of the position. Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, performance fees or incentive allocations, brokerage commissions and other expenses incurred by investment companies in which the Fund is invested. These amounts are included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations. Also, included in the net change in unrealized appreciation (depreciation) on underlying investments is the Fund’s allocable share of realized and unrealized gains or losses from underlying investments held by the investment companies.

Unfunded Commitments – Typically, when the Fund invests in an underlying fund, the Fund makes a binding commitment to invest a specified amount of capital in the applicable Index Component Fund. The capital commitment may be drawn by the general partner of the underlying fund either all at once or through a series of capital calls at the discretion of the general partner. As such, an unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular underlying manager that has not yet been called by the general partner of the underlying fund. Unfunded commitment may subject the Fund to certain risks. Further, the organizational documents of the underlying fund in which the Fund invests typically have set redemption schedules and notification requirements. As of June 30, 2025, the Fund had $4 million of unfunded commitments.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to qualify as a REIT pursuant to the Code. The Fund will continue to be organized and operate in such a manner as to qualify for taxation as a REIT under the applicable provisions of the Code. The Fund’s qualification as a REIT depends upon the continuing satisfaction by the Fund of requirements of the Code relating to qualification for REIT status. Some of these requirements depend upon actual operating results, distribution levels, diversity of stock ownership, asset composition, source of income and record keeping. Accordingly, while the Fund intends to continue to qualify to be taxed as a REIT, the actual results of the Fund or of certain subsidiaries that are also REITs (“REIT Subsidiaries”) for any particular year might not satisfy these requirements since the ability to satisfy such requirements depends on the operations of the underlying eligible component funds over which the Fund has no control.

Annual Report | June 30, 2025	17

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2025

The Fund will not monitor the underlying funds’ compliance with the requirements for REIT qualification. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the tax year ended December 31, 2024 or expected to be taken in the Fund’s December 31, 2025 year-end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – To the extent the Fund has earnings available for distribution, it expects to distribute quarterly dividends. The specific tax characteristics of the Fund’s distributions will be reported to shareholders after the end of the calendar year. The Fund’s quarterly dividends, if any, will be authorized and determined by the Board, out of assets legally available for distribution. Cash distributions to holders of the Fund’s Shares will automatically be reinvested under the Fund’s distribution reinvestment plan (the “DRIP”) in additional whole and fractional shares unless the investor elects to receive distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, shareholders’ distributions are reinvested in Shares of the same class of Shares owned by the shareholder for a purchase price equal to the NAV per share (for the class of Shares being purchased) on the date that the distribution is paid.

The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The Fund has adopted a tax year end of December 31. The exact amount of distributable income for each tax year can only be determined at the end of the Fund’s tax year ended December 31. Under Section 19 of the 1940 Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The Fund, in order to qualify as a REIT, is required to distribute dividends, other than capital gain dividends, to the Fund’s shareholders in an amount at least equal to (1) the sum of (a) 90% of the Fund’s “real estate investment trust taxable income,” computed without regard to the dividends paid deduction and the Fund’s net capital gain, and (b) 90% of the Fund’s net after-tax income, if any, from foreclosure property minus (2) the sum of certain items of non-cash income.

Fair Value Measurements – ASC 820, Fair Value Measurements (“ASC 820”), defines fair value as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available. Observable inputs are inputs that market participants would use in pricing the asset and liability based on market data obtained from sources independent of the reporting entity; unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

A financial instrument level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value hierarchy, the hierarchy level is determined based on the lowest level input(s) that is (are) significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy that prioritize inputs to the valuation methods are as follows:

Level 1 –	Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 –	Valuations based on quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Valuations based on inputs that are unobservable and deemed significant to the overall fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

Investments in private real estate funds are valued at fair value based on the Fund’s applicable percentage of ownership of the investment companies’ reported net assets as of the measurement date, which is a practical expedient for valuation and does not require these investments to be categorized within the fair value hierarchy. In determining fair value, valuations provided by the underlying funds are utilized. The underlying funds value securities, real estate and other financial instruments at fair value. The estimated fair values of certain investments of the underlying funds, which may include private placements, real estate and other securities for which prices are not readily available, are determined by the general partner or sponsor of the respective investment company and may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the estimated fair values may differ significantly from the values that would have been used had a ready market existed for these investments. The fair value of the Fund’s investments in other investment companies generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the other investment companies excluding any redemption charges that may apply.

18	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2025

The following table summarizes the inputs used as of June 30, 2025, for the Fund’s assets measured at fair value:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Private Real Estate Investment Funds(a)	$–	$–	$–	$35,906,391
Short Term Investments	11,017,236	–	–	11,017,236
TOTAL	$11,017,236	$–	$–	$46,923,627

(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

For the year ended June 30, 2025, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee for services rendered under the Investment Advisory Agreement. The Management Fee is payable monthly in arrears. The Management Fee will be calculated at an annual rate of 0.60% of the Fund’s net assets.

The Adviser, the Sub-Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Operating Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the organizational and offering-related expenses of the Fund (the “O&O Expenses”) and the ordinary operating expenses of the Fund (excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign tax, (iii) the Management Fee charged by the Adviser pursuant to the Investment Advisory Agreement, (iv) brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, (v) non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses (vi) distribution and servicing fees payable to participating broker-dealers, and (vii) platform fees, service fees, administrative fees or similar fees or expenses charged to the Fund by third-party broker-dealers, distribution platforms or custodians in connection with investor positions in the Fund (“Operating Expenses”) that exceed 0.50% of the Fund’s net assets (the “Expense Limitation”), as determined as of the end of each calendar month). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees the Adviser previously waived or Fund O&O Expenses or Operating Expenses reimbursed, subject to the limitations that: (1) the payment will be made if payable not more than three years from the date incurred with respect to O&O Expenses and Operating Expenses; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees (the “Board”). Prior to the Conversion, IDR and the Fund entered into an operational expense limitation agreement under which IDR agreed, during the period July 1, 2023 and ending September 10, 2023 (the “Limitation Period”) to absorb the ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses of the Fund) that exceed 0.02% per quarter of the Fund’s net assets attributable to interest in the Fund at the end of the Limitation Period. In addition to the foregoing, amounts payable to the Sub-Adviser that were waived and/or reimbursed by the Sub-Adviser under any of the Fund’s prior Operational Expense Limitation Agreements with the Sub-Adviser (“Prior Operating Expenses”) and the Fund’s prior Organizational and Offering Expense Limitation Agreement with the Sub-Adviser (“Prior O&O Expenses,” and together with Prior Operating Expenses, O&O Expenses, and Operating Expenses, “Fund Expenses”) will be payable to the Sub-Adviser. The Fund has agreed to pay the Sub-Adviser in the amount of any fees that the Sub-Adviser previously waived or deferred under the prior Operational Expense Limitation Agreement and prior Organizational and Offering Expense Limitation Agreement, subject to the limitations that: (1) the payment will be made if payable not more than three years from the date incurred with respect to Prior O&O Expenses and Prior Operating Expenses; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Board.

Annual Report | June 30, 2025	19

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2025

At June 30, 2025, the total amount of recoverable Fund expenses is $4,160,534, which expires as follows:

During the year ending June 30, 2026	$829,811
During the year ending June 30, 2027	$1,930,087
During the year ending June 30, 2028	$1,400,636

Sub-Advisory Agreements - Sub-advisory services are provided to the Fund pursuant to agreement between the Adviser and IDR. Under the terms of the sub-advisory agreement, the Adviser compensates the Sub-Adviser with a management fee for services provided under the Sub-Advisory agreement. Fees paid to the Sub-Adviser are not an expense of the Fund.

Fund Administrator and Accounting Fees and Expenses - The Adviser will also serve as the Fund’s administrator (in such capacity, the “Administrator”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. In accordance with the Administration Agreement (the “Administration Agreement”), the Fund has agreed to reimburse the Administrator for the costs and expenses it incurs in performing its obligations and providing personnel and facilities thereunder. The Administrator may provide the Fund such administrative services directly, or engage one or more third-party sub-administrators to provide the Fund such administrative services on its behalf. The Adviser has engaged SS&C GIDS, Inc. as a third-party sub-administrator to the Fund.

Transfer Agency Fees and Expenses - SS&C GIDS, Inc. serves as transfer agent, dividend disbursing agent and registrar with respect to the shares of the Fund.

Custody Fees and Expenses - UMB Bank, N.A. serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses - The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund.

The Distributor serves as principal underwriter of shares of the Fund. Participating broker-dealers will receive ongoing servicing fees of 0.25% of NAV per annum for Class A Shares (the “Servicing Fee”) payable monthly. No ongoing distribution, recordkeeping or servicing fees will be paid with respect to Class Y Shares. No ongoing distribution fees will be paid with respect to Class I Shares, although the Fund may pay recordkeeping or shareholder servicing fees to certain intermediaries with regards to Class I Shares.

Officer and Trustee Compensation - Each Independent Trustee receives an annual retainer of $75,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending Board meetings. None of the executive officers receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2025 were as follows:

In-Kind Purchases of Securities	Purchases of Securities	Proceeds from Sales of Securities
$529,640	$12,799,119	$2,804,328

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid for the period ended December 31, 2024, were as follows:

2024	Ordinary Income	Long-Term Capital Gain	Return of Capital
Class I	$110,270	$126,713	$1,010,617
Class A	32	36	302
Class Y	608	702	5,590
Total	$110,910	$127,451	$1,016,509

20	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2025

The tax character of distributions paid for the period ended December 31, 2023, were as follows:

2023	Ordinary Income	Long-Term Capital Gain	Return of Capital
Class I	$-	202,630	1,358,667
Class A	-	-	96
Class Y	-	-	1,285
Total	$-	$202,630	$1,360,048

As of December 31, 2024, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$-
Accumulated capital and other losses	-
Unrealized appreciation/(depreciation) on investments	(1,778,313)
Other cumulative effect of timing differences	-
Total accumulated deficit	$(1,778,313)

As of June 30, 2025, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$394,146	$(1,467,679)	$(1,073,533)	$47,997,160

As of December 31, 2024, for federal income tax purposes, the Fund had $55,545 of net operating loss (NOL) carryforwards available to offset future income, if any, that may be carried forward indefinitely, to the extent provided by the Treasury regulations.

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the basis differences related to investments in partnerships.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of the tax year ended December 31, 2024, permanent differences in book and tax accounting, primarily due to non-deductible expenses, have been reclassified to paid-in capital and accumulated deficit as follows:

Accumulated Deficit	Paid-in Capital
$452,219	$(452,219)

6. REPURCHASE OFFERS

As a closed-end interval fund, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the 1940 Act in which it offers to repurchase at a NAV no less than 5% and at most 25% of the outstanding shares of the Fund once each quarter. In the event that a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro-rata basis. The Fund may, in its sole discretion, and for administrative convenience, accept all shares tendered by shareholders who own less than 200 shares and who tender all of their shares, before prorating other amounts tendered. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer (“Repurchase Offer Notice”) that includes the date the repurchase offer period ends (“Repurchase Request Deadline”) and the date the repurchase price will be determined (“Repurchase Pricing Date”). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

Annual Report | June 30, 2025	21

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2025

During the year ended June 30, 2025, the Fund conducted the following repurchase offers:

Commencement Date	Repurchase Request Deadline	Repurchase Pricing Date	Net Asset Value as of Repurchase Offer Date	Shares Repurchased	Amount Repurchased	Percentage of Outstanding Shares Repurchased
July 16, 2024	August 6, 2024	August 6, 2024	$9.39	328,214	$3,072,080	8.941%
October 15, 2024	November 5, 2024	November 5, 2024	$9.28	37,326	$346,381	1.081%
January 14, 2025	February 4, 2025	February 4, 2025	$9.32	185,959	$1,733,135	4.504%
April 15, 2025	May 6, 2025	May 6, 2025	$9.28	151,664	$1,407,444	3.650%

During the year ended June 30, 2024, the Fund conducted the following repurchase offers:

Commencement Date	Repurchase Request Deadline	Repurchase Pricing Date	Net Asset Value as of Repurchase Offer Date	Shares Repurchased	Amount Repurchased	Percentage of Outstanding Shares Repurchased
January 17, 2024	February 6, 2024	February 6, 2024	$9.82	157,273	$1,544,420	5.00%
April 16, 2024	May 7, 2024	May 7, 2024	$9.52	156,692	$1,491,708	5.00%

7. CREDIT FACILITY

On January 10, 2025, the Fund entered into a one-year $2.0 million credit and security agreement (the “Credit Facility”) with TriState Capital Bank that matures on January 9, 2026. All of the Fund’s investments are designated as collateral on the credit and security agreement. Borrowings under the Credit Facility bear interest at a rate of one-month SOFR plus 2.75%. Prior to January 10, 2025, the predecessor credit amount was for $2.0 million bearing interest at a rate of one-month SOFR plus 2.75%.There are no outstanding borrowings under the Credit Facility during the year ended June 30, 2025.

8. PRINCIPAL RISK FACTORS

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Credit Risk – Financial assets which potentially expose the Fund to credit risk consist principally of cash and investments. The Fund, at times, may maintain deposits with a single high-quality financial institution in amounts that are in excess of federally insured limits; however, the Fund has not experienced, nor does it anticipate, incurring any losses in its cash accounts. Investments in other investment companies are subject to credit risk should those other investment companies be unable to fulfill their redemption obligations.

Distribution Policy Risk – The Fund’s distribution policy is to make quarterly distributions to shareholders. All distributions will be paid at the sole discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of REIT status, compliance with applicable investment company regulations and such other factors as the Board may deem relevant from time to time. In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may pay its distributions from the proceeds of the offering or from borrowings in anticipation of future cash flow, which may constitute a return of capital. Such a return of capital is not immediately taxable, but reduces a shareholder’s tax basis in the Fund’s shares, which may result in a shareholder recognizing more gain (or less loss) when its shares are sold. Distributions from the proceeds of the Fund’s offering or from borrowings also could reduce the amount of capital the Fund ultimately invests in its investments.

Limited Liquidity – Shareholders will have limited rights to redeem capital from the Fund. As a result, a Shareholder that desires to liquidate his or her investment in the Fund may be unable to do so within a given timeframe, if at all. Therefore, Shareholders must be prepared to bear the financial risks of an investment in shares of the Fund for an indefinite period of time.

LIBOR Risk – The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). Certain LIBORs were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future use of LIBOR, and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined, and it is not possible to completely identify or predict any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The termination of certain Reference Rates presents risks to the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions. While some instruments in which the Fund invests may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments in which the Fund invests may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

22	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2025

Market Risk – The Fund invests in other investment companies which are subject to the terms of the respective investment companies’ agreements, private placement memoranda and other governing agreements. The Fund’s investments in other investment companies are subject to the market and credit risks of investments held by those entities. The Fund bears the risk of loss only to the extent of the cost of its respective investment in the other investment companies.

In addition, the following risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate, regional and local real estate conditions, the supply of and demand for properties, the financial resources of tenants, competition for tenants from other available properties, the ability of the Index Component Funds to manage the real properties, changes in building, environmental, tax or other applicable laws, changes in real property tax rates, changes in interest rates, negative developments in the economy that depress travel activity, uninsured casualties, natural disasters and other factors which are beyond the control of the Fund, and the Adviser. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive.

Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase and, in most cases, are not decreased by events adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Although the Fund intends to confirm that the Index Component Funds in which it invests maintain comprehensive insurance on its investments in amounts sufficient, in a commercially reasonable manner, to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Fund will have no control over whether such insurance is maintained.

Non-Diversified Status – The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund has a fundamental policy to invest, under normal circumstances, more than 25% of its total assets in real estate-related investments, including real estate investment vehicles that in turn hold real estate-related investments, or companies that otherwise operate in the real estate industry. In addition, the Fund’s focus on investments in REITs in accordance with its investment objective and strategies makes the Fund vulnerable to a downturn in the real estate sector generally, or to specific events or circumstances, including a rise in borrowing costs for real estate assets, that may materially and adversely impact the real estate investment sector. Any such impact on the real estate investment sector would likely materially and adversely affect the Fund’s results of operations and financial condition.

REIT Risk – The Fund will operate in a manner consistent with REIT qualification rules; however, there can be no assurance that the Fund will qualify as a REIT or that it will remain so qualified. Determining whether the Fund qualifies as a REIT involves the application of highly technical and complex provisions of the Code to the Fund’s operations for which there are only limited judicial and administrative interpretations. In addition, determining whether the Fund qualifies as a REIT will involve numerous factual determinations concerning matters and circumstances not entirely within the Fund’s control.

Annual Report | June 30, 2025	23

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2025

9. ACCOUNTING PRONOUNCEMENT

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated July 15, 2025, the Fund offered to repurchase at least 5% of its outstanding shares at the net asset value of such shares on August 5, 2025. The Fund repurchased approximately 2.08% of the total number of shares of Class I tendered for repurchase by the repurchase deadline, which resulted in 106,104 shares being repurchased for $979,342.

Management has determined that there were no additional subsequent events to report through the issuance of these financial statements.

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Report of Independent Registered
Accordant ODCE Index Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of

Accordant ODCE Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Accordant ODCE Index Fund (the “Fund”) as of June 30, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations and its cash flows for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years or period ended June 30, 2023, and prior, were audited by other auditors whose report dated August 29, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and underlying fund advisors or administrators. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2025

Annual Report | June 30, 2025	25

Renewal of Investment Advisory Agreement
Accordant ODCE Index Fund	and Sub-Advisory Agreements

June 30, 2025 (Unaudited)

At an in-person meeting held on May 1, 2025, the Board of Trustees (the “Board” ) of Accordant ODCE Index Fund (the “Fund”), including a majority of trustees who are not “interested persons” (“Independent Board Members”) (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)), unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Accordant Investments LLC (the “Adviser”) and the Fund, and has determined that the continuance of such agreement is in the best interests of the Fund and its shareholders.

In making its determination regarding the Advisory Agreement, the Board considered, among other things, information furnished by the Adviser, as well as other information that it deemed relevant. The Board also requested and received responses from the Adviser to a series of questions encompassing a variety of topics prepared by the Board, in consultation with counsel to the Fund and counsel to the Independent Board Members. Attention was given by the Independent Board Members to all information furnished. However, no single factor reviewed and discussed by the Board was identified as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Board Members also met in a private session with their independent legal counsel to consider the information provided by the Adviser in connection with their consideration of the Advisory Agreement. The following discussion notes the primary considerations relevant to the Board’s deliberations and determinations.

Nature, Extent and Quality of Services. The Board reviewed and discussed information concerning the nature, extent, and quality of advisory services provided by the Adviser to the Fund pursuant to the Advisory Agreement, including information concerning the Adviser’s investment philosophy. They reviewed the services being provided by the Adviser to the Fund including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Board evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance program; and the Adviser’s financial condition. After reviewing the foregoing information and further information in the memorandum from the Adviser (including descriptions of the Adviser’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate.

Performance. The Board considered information regarding the Fund’s performance, including the Fund’s performance measured against the securities market index the Fund seeks to track and compared to an Adviser selected peer group for various time periods as of December 31, 2024. The Trustees also considered the investment strategy of the Fund, the performance of the Fund and the risk metrics provided by the Adviser. They discussed the performance of the Fund over the past one-year, three-year, and since inception periods. They also discussed the Adviser’s efforts to oversee the Sub-Adviser’s performance with respect to various investment and compliance matters. After reviewing the investment performance of the Fund and other factors, the Board concluded that the investment performance of the Fund and the Adviser were satisfactory.

Profitability. The Board then considered the profitability of the Adviser from the management of the Fund. The Board reviewed the gross advisory fee profit for the Fund as well as the amount of any fee waiver or expense reimbursements paid by the Adviser. The Board then concluded that the Adviser’s profitability from the Fund was not unreasonable.

Economies of Scale. The Board considered information concerning potential economies of scale for the Fund, noting that the Fund benefits from an expense limitation agreement between the Adviser, the Sub-Adviser and the Fund covering the organizational and offering-related expenses of the Fund and the ordinary operating expenses of the Fund (the “Expense Limitation Agreement”). The Board also considered current asset levels and expectations for growth, and concluded that it was unlikely that the Adviser had achieved material economies of scale in managing the Fund, and the Board would reevaluate the issue of economies of scale at the next renewal.

Fees and Expenses. The Board next considered information regarding the management fee for the Fund. The Board discussed the advisory fees and expense information included in the Board materials with respect to the Fund and considered whether the advisory fees were reasonable in light of the services provided by the Adviser to the Fund and the quality of those services. They noted that the management fee paid by the Fund was 60 basis points and was comparable to the average fees of the peer group.

General Conclusions. The Independent Board Members determined that the services provided by the Adviser pursuant to the Advisory Agreement to the Fund are of very high quality and concluded that they were very satisfied with the services provided to the Fund by the Adviser, and further that they were satisfied with the fees and expenses under the Advisory Agreement. No single factor reviewed by the Independent Board Members was identified by them as the principal factor in determining whether to approve the renewal of the Advisory Agreement.

26	www.accordantinvestments.com

Renewal of Investment Advisory Agreement
Accordant ODCE Index Fund	and Sub-Advisory Agreements

June 30, 2025 (Unaudited)

Sub-Advisory Agreement

At an in-person meeting held on May 1, 2025, the Board, including the Independent Board Members, unanimously approved the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and among IDR Investment Management, LLC (the “Sub-Adviser”), the Adviser and the Fund, and has determined that the continuance of such agreement is in the best interests of the Fund and its shareholders.

In making its determination regarding the Sub-Advisory Agreement, the Board considered, among other things, information furnished by the Sub-Adviser, as well as other information that it deemed relevant. The Board requested and received responses from the Sub-Adviser to a series of questions encompassing a variety of topics prepared by the Board, in consultation with counsel to the Fund and counsel to the Independent Board Members. Attention was given by the Independent Board Members to all information furnished. However, no single factor reviewed and discussed by the Board was identified as the principal factor in determining whether to approve the renewal of the Sub-Advisory Agreement. The Independent Board Members also met in a private session with their independent legal counsel to consider the information provided by the Sub-Adviser in connection with their consideration of the Sub-Advisory Agreement. The following discussion notes the primary considerations relevant to the Board’s deliberations and determinations.

Nature, Extent, and Quality of Services. The Board considered the responsibilities of the Sub-Adviser under the Sub-Advisory Agreement. The Board reviewed the services being provided by the Sub-Adviser to the Fund including, without limitation, the quality of its investment sub-advisory services since the Fund’s inception and its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations. The Board evaluated the Sub-Adviser’s staffing, personnel, and methods of operating; the education and experience of the Sub-Adviser’s personnel; compliance program; and financial condition. After reviewing the foregoing information and further information in the memorandum from the Sub-Adviser (including descriptions of the Sub-Adviser’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Sub-Adviser were satisfactory and adequate for the Fund.

Performance. The Board considered information regarding the Fund’s performance, including the Fund’s performance measured against the securities market index the Fund seeks to track and compared to an Adviser selected peer group for various time periods as of December 31, 2024. After reviewing the investment performance of the Fund and other factors, the Board concluded that the investment performance of the Fund and the Sub-Adviser were satisfactory.

Profitability. The Board considered the Sub-Adviser’s profitability in connection with its management of the Fund. The Board also took into account the services the Sub-Adviser provides under the Sub-Advisory Agreement including the Sub-Adviser’s costs in managing the Fund. The Trustees discussed the profitability level of the Sub-Adviser, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Board considered information concerning potential economies of scale for the Fund, noting that the Fund benefits from the Expense Limitation Agreement. The Board also considered current asset levels and expectations for growth, and concluded that it was unlikely that the Sub-Adviser had achieved material economies of scale in managing the Fund, and the Board would reevaluate the issue of economies of scale at the next renewal.

Fees and Expenses. The Board first noted the sub-advisory fee for the Fund under the Sub-Advisory Agreement. The Board compared the sub-advisory fee of the Fund to other comparable accounts managed by the Sub-Adviser. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid by the Adviser to the Sub-Adviser were not unreasonable in relation to the nature and quality of the services provided by the Sub-Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

General Conclusions. The Independent Board Members determined that the services provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement to the Fund were of very high quality and concluded that they were very satisfied with the services provided to the Fund by the Sub-Adviser, and further that they were satisfied with the fees and expenses under the Sub-Advisory Agreement. No single factor reviewed by the Independent Board Members was identified by them as the principal factor in determining whether to approve the renewal of the Sub-Advisory Agreement.

Annual Report | June 30, 2025	27

Accordant ODCE Index Fund	Additional Information

June 30, 2025 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 888.778.7781, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities is available without charge upon request by calling toll-free 888.778.7781, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings quarterly with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov.

28	www.accordantinvestments.com

Accordant ODCE Index Fund	Service Providers

June 30, 2025 (Unaudited)

Investment Adviser

Accordant Investments LLC

6710 E. Camelback Rd., Suite 100, Scottsdale, AZ 85251

Investment Sub-Adviser

IDR Investment Management, LLC

3 Summit Park Drive, Suite 450, Independence, OH 44131

Administrator

SS&C GIDS, Inc.

1055 Broadway, 7th Floor, Kansas City, MO 64105

Custodian

UMB Bank, N.A.

928 Grand Blvd 10th Floor, Kansas City, MO 64106

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800, Cleveland, OH 44115

Legal Counsel

Dechert LLP

633 West 5th Street, Suite 4900

Los Angeles, CA 90071-2032

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

1055 Broadway, 7th Floor, Kansas City, MO 64105

Annual Report | June 30, 2025	29

Accordant ODCE Index Fund	Privacy Notice

June 30, 2025 (Unaudited)

Effective Date: May 2025

Scope: The Accordant Privacy Notice applies to Accordant Investments LLC (“Accordant”), its subsidiaries, affiliates, and any current or future fund or investment sponsored by Accordant. There may be links from the Accordant website to other third-party websites which may have different privacy policies.

Information Collection: This Privacy Notice describes how Accordant and our service providers protect your personal and financial information that we collect in the course of providing our financial services. The Personal Information that you provide will be available to Accordant, its agents, representatives, and third-party service providers to be used to respond to your inquiries and those purposes that may be reasonably inferred by your provision of such Personal Information. The types of personal information we collect and share depend on the investment you have with us. This information can include:

●	Information we receive from you on Applications, Subscription Agreements, and Other Forms
●	Social Security number and Income
●	Employment and Residential Information
●	Email Address
●	Accordant Website Passwords
●	Account Money and Security Balances
●	Transaction Detail History
●	Custodians
●	Age, Marital Status, Employment History, Dependents
●	Investment Objectives, Goals, & Risk Tolerance
●	Credit History and Credit Scores from third parties

Information Disclosure: Accordant does not disclose any nonpublic information about our customers or former customers to anyone, except as permitted or required by law. For example, we disclose information, as permitted by law, to our affiliates for everyday business purposes. We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf — the actions necessary by financial companies to run their business and manage customer accounts, such as processing transactions, mailing, and auditing services, responding to court orders and legal investigations. These companies are required to sign confidentiality agreements with Accordant. In addition, we disclose information, as permitted or required by law, to governmental and regulatory agencies such as the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service (“IRS”). We will make disclosures to comply with a legal summons, court order, subpoena or similar legal process, fraud investigation, audit or examination. Finally, we are permitted to disclose information if you have provided your written consent.

Information Protection: To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings as well as programs to detect, prevent and, as necessary, respond to attacks or unauthorized access to confidential information. Messages and information over the internet may not be secure. Please consider the security of your personal or confidential information when communicating over the Accordant website. Please note the Accordant Website has a separate privacy policy which can be found athttps://www.accordantinvestments.com/privacy-policy. The Accordant Website also collects additional personal information automatically through technology and details around the collection of this information is found in the Accordant website privacy policy.

Annual Notice: Accordant will provide a privacy notice annually as long as you maintain an account with us. Accordant reserves the right to make changes to this policy. You can always review our current policy by contacting us for a copy at info@accordantinvestments or calling us at +1 (888) 778-7781. Accordant does not sell or rent personal information to any third party.

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Intentionally left blank

accordant

888.778.7781
www.accordantinvestments.com

(b)	Not applicable.

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of directors has determined that R. Byron Carlock is qualified to serve as the audit committee financial expert serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year is $49,500 for 2024 and $58,000 for 2025.

Audit-Related Fees

(b) The aggregate fees billed for the fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2025. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2024 and $0 for 2025.

All Other Fees

(d) The aggregate fees billed for the fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2025.

(e)(1) The audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year of the registrant was $0 for 2024 and $0 for 2025.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Board has delegated the day-to-day proxy voting responsibility to its sub-adviser, IDR Investment Management, LLC (the “Sub-Adviser”). The proxy voting policies and procedures of the Sub-Adviser (these “Proxy Voting Policies and Procedures”) are set forth below. These Proxy Voting Policies and Procedures are reviewed periodically by the Sub-Adviser and the Fund’s non-interested trustees, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, any capitalized terms not defined therein shall have the meaning ascribed to them in the Compliance Policies & Procedures Manual of the Sub-Adviser, currently in effect as of the date hereof.

Policy

In accordance with Rule 206(4)-6 under the Advisers Act, it is the policy of the Sub-Adviser to vote all proxies in respect of securities in client accounts (“Client Securities”) over which the Sub-Adviser has voting discretion in a manner consistent with best interests of the Sub-Adviser’s clients. Given the Sub-Adviser’s business of investing in private real estate funds (limited partnerships), proxy voting is often not applicable.

Responsibility

The chief compliance officer is responsible for ensuring adherence to the Sub-Adviser’s Proxy Voting Policy.

Procedures

The Sub-Adviser generally will monitor proposed corporate actions and proxy issues regarding Client Securities, and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies, (ii) abstain, or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Sub-Adviser will determine how to vote proxies based on its reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management and maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. However, the Sub-Adviser will consider both sides of each proxy issue.

Conflicts of Interest

Conflicts of interest between the Sub-Adviser or a principal of the Sub-Adviser and the Sub-Adviser’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of Client Securities.

If the chief compliance officer of the Sub-Adviser determines that a material conflict of interest exists, the following procedures shall be followed:

●	The Sub-Adviser may abstain from voting; or

●	The Sub-Adviser may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure

A summary of the Sub-Adviser’s Proxy Voting Policy will be included in the Sub-Adviser’s Disclosure Brochure. The full text of the Sub-Adviser’s Proxy Voting Policy will be provided to investors upon request.

Recordkeeping Requirements

The Fund shall maintain the following records relating to this Policy:

●	A copy of the Policy as it may be amended from time to time.

●	A copy of each proxy statement received by the Fund in respect of securities held by the Fund. This requirement may be satisfied by relying on a third party to make and retain, on the Fund’s behalf, a copy of a proxy statement (provided that the Fund has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request), or the Fund may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system.

●	A record of each vote cast by the Sub-Adviser on behalf of the Fund. This requirement may be satisfied by relying on a third party to make and retain, on the Fund’s behalf, a record of the vote cast (if the Fund has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

●	A copy of any document created by the Sub-Adviser that was material to making a decision about how to vote proxies on behalf of the Fund or that memorializes the basis for that decision.

●	A copy of each written investor request for information about how the Sub-Adviser voted proxies on behalf of the Fund, and a copy of any written response by the Sub-Adviser to any such (written or oral) investor request.

All of the foregoing records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of the Fund.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of June 30, 2025:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Garrett E. Zdolshek	Chief Investment Officer	2019 - Present	Chief Investment Officer and Portfolio Manager, Accordant Investments since 2023; Chief Investment Officer and Portfolio Manager at IDR Investment Management, LLC from 2022 to present; Senior Vice President and Portfolio Manager, IDR Investment Management, LLC from 2011 to 2022.

(a)(2) Other Accounts Managed by Portfolio Manager(s) and Potential Conflicts of Interest

The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of June 30, 2025.

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee			Number of Other Accounts Managed and Total Value of Assets for Which Advisory Fee is Performance-Based:
Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Garrett E. Zdolshek	0	1 account, $7.1 Billion	1 account, $ 1.6 Billion	None	None	None

Conflicts of Interest

The Fund’s portfolio manager serves or may serve as an officer, director or principal of entities that operate in the same or related lines of business as the Fund or of investment funds managed by the Adviser or affiliates of the Fund. Accordingly, they may have obligations to investors in those entities that may require him to devote time to services for other entities, which could interfere with the time available to provide services to the Fund. In addition, although other investment funds managed by the Adviser may have different primary investment objectives than the Fund, they may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser is not restricted from raising an investment fund with investment objectives similar to the Fund’s. Furthermore, the Fund may not be given the opportunity to participate in certain investments made by such entities.

As a result of the arrangements described above, there may be times when the Fund’s portfolio manager has interests that differ from those of shareholders, giving rise to a conflict of interest.

(a)(3) Compensation Structure of Portfolio Manager

None of the Fund’s investment personnel, including its portfolio manager, receives any direct compensation from the Fund in connection with the management of the Fund’s portfolio. Garrett E. Zdolshek, through his financial interests in the Sub-Adviser, is entitled to a portion of any profits earned by the Sub-Adviser, which includes any fees payable to the Adviser under the terms of the Investment Sub-Advisory Agreement, less expenses incurred by the Sub-Adviser in performing its services under the Investment Sub-Advisory Agreement.

The specific form of compensation of a portfolio manager may also include a variety of components and may vary from year to year based on a number of factors. In particular, a portfolio manager may also receive, all or some combination of a salary and a bonus.

Base compensation

Generally, when a portfolio manager receives base compensation, it is based on their individual seniority and their position within the firm.

Discretionary compensation

In addition to base compensation, a portfolio manager may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Portfolio Manager:	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Garrett E. Zdolshek	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b) Not Applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16.	Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications of principal executive officers and principal financial officers pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Accordant ODCE Index Fund

By:	/s/ Greg Stark
Greg Stark, President
(Chief Executive Officer)

Date:	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Greg Stark
Greg Stark, President
(Chief Executive Officer)

Date:	September 4, 2025

By:	/s/ James Hime
James Hime, Treasurer
(Chief Financial Officer)

Date:	September 4, 2025